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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K




                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                        Date of Report: October 18, 2000



                        Kenmar Performance Partners L.P.
       -------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



           New York                       0-23950                11-2751509
 --------------------------          ----------------       -------------------
(State or Other Jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.



Two American Lane, P.O. Box 5150, Greenwich, Connecticut         06831-8150
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        (Address of Principal Executive Offices)                 (Zip Code)

        Registrant's telephone number, including area code (203) 861-1000
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ITEM 5.   OTHER EVENTS.

On October 18, 2000, the Registrant's general partner announced the elimination of three traders from the Registrant's portfolio as well as the addition of three new traders to its portfolio. The information contained in the Letter to Investors which is attached hereto as Exhibit 99.1 is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA
          FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits

          99.1      Letter to Investors dated October 18, 2000.






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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               KENMAR PERFORMANCE PARTNERS, L.P.

                               By: Kenmar Advisory Corp., general partner

Dated: November 7, 2000        By: /s/ Esther Eckerling Goodman
                                   ----------------------------------------
                               Esther Eckerling Goodman
                               Senior Executive Vice President and Chief
                               Operating Officer
                               (Duly Authorized Officer of the General Partner)


Dated: November 7, 2000        By: /s/ Thomas J. DiVuolo
                                   ----------------------------------------
                               Thomas J. DiVuolo
                               Senior Vice President (Principal Financial
                               and Accounting Officer of the Registrant)









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                                  EXHIBIT INDEX
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EXHIBIT NO.                     EXHIBIT
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99.1             Letter to Investors dated October 18, 2000.


















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